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                                                                      EXHIBIT 23

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                                   EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the prospectus constituting part of the registration statement on Form S-8 for the Citizens Bancshares, Inc. Non-Statutory Stock Option and Stock Appreciation Rights Plan of our report dated January 23, 1996 on the 1995 consolidated financial statements of Citizens Bancshares, Inc., which report is included in Citizens Bancshares, Inc.'s 1995 Annual Report on Form 10-K


                                           /s/ Crowe, Chizek and Company LLP
                                           ---------------------------------
                                           Crowe, Chizek and Company LLP



Columbus, Ohio
December 26, 1996